                                                               Exhibit 26(e)(1)

APPLICATION PART 1                                                            MINNESOTA LIFE

INDIVIDUAL LIFE INSURANCE

MINNESOTA LIFE INSURANCE COMPANY--A Securian Company
Life New Business . 400 Robert Street North . St. Paul, Minnesota 55101-2098

--------------------------------------------------------------------------------------------------------------------------
A. PROPOSED     Proposed insured name (last, first, middle)
INSURED         ----------------------------------------------------------------------------------------------------------
INFORMATION
                                                                                              Gender
                Social Security number        Date of birth (month, day, year)                [ ]Male  [ ]Female
                ----------------------------------------------------------------------------------------------------------

                Driver's license number                                Issue state            Expiration date
                ----------------------------------------------------------------------------------------------------------

                Primary telephone number      Secondary telephone number
                ----------------------------------------------------------------------------------------------------------

                Birthplace (state or, if
                outside the US, country)      E-mail address
                ----------------------------------------------------------------------------------------------------------

                Street address (no P.O. Box)
                ----------------------------------------------------------------------------------------------------------

                City                          State                    Zip code
                ----------------------------------------------------------------------------------------------------------

                Occupation                    Years in occupation      Income                 Net worth
--------------------------------------------------------------------------------------------------------------------------

                                              Base face amount
B. PRODUCT      Product applied for           $
                ----------------------------------------------------------------------------------------------------------

                Total annual planned
                premium (excluding NRP)       Plan of insurance (if applicable)
                ----------------------------------------------------------------------------------------------------------

                Death benefit qualification test (if applicable, defaults to GPT if none selected)
                [ ] Guideline Premium Test (GPT) [ ] Cash Value Accumulation Test (CVAT)
                ----------------------------------------------------------------------------------------------------------

                Death benefit option (if applicable, defaults to cash/level if none selected)
                [ ] Cash/Level [ ] Protection/Increasing [ ] Sum of Premiums
                ----------------------------------------------------------------------------------------------------------
                Dividend option (if applicable, defaults to policy improvement for
                AL Legend and paid-up additions for Secure Whole Life)
--------------------------------------------------------------------------------------------------------------------------

C. ADDITIONAL   [ ] Accelerated Benefit Agreement                      [ ] Flexible Term Agreement [ ] 10-year [ ] 20-year
BENEFITS AND       (Submit ABA Outline of Coverage form)               [ ] Guaranteed Income Agreement
AGREEMENTS      [ ] Accidental Death Benefit Agreement                 [ ] Guaranteed Insurability Option Agreement
                   $       (Coverage Amount)                             $       (Coverage Amount)
Select only                                                            [ ] Guaranteed Insurability Option Agreement with
those           [ ] Additional Insurance Agreement                     Waiver
agreements         $       (Coverage Amount)                             $       (Coverage Amount)
available on    [ ] Business Continuation Agreement                    [ ] Income Protection Agreement
the product(s)  [ ] Business Value Enhancement Agreement                    % Lump Sum
applied for.       SELECT ONE:                                              % Installments (minimum 25%)
                   [ ] Maximum Single Premium                                Installment Payment Cease Age (age 95 or less)
                   [ ] Level Premium with PDA (Submit                     Frequency of Installment Payment(s) [ ] Monthly
                                                                          [ ] Annually
                       Premium Deposit Account Information form)       [ ] Inflation Agreement
                [ ] Children's Term or Family Term - Child Agreement   [ ] Long-Term Care Agreement
                  (Submit Family/Children's Term Application)            (Submit LTC Supplemental Application)
                  $       (Coverage Amount)                            [ ] Overloan Protection Agreement
                [ ] Death Benefit Guarantee Agreement                  [ ] Premium Deposit Account Agreement
                                                                          (Submit Premium Deposit Account Information
                [ ] Early Values Agreement                                form)
                [ ] Enhanced Guaranteed Agreement                      [ ] Single Life Term Agreement
                [ ] Enhanced Guaranteed Choice Agreement                 $       (Coverage Amount)
                [ ] Estate Preservation Agreement                      [ ] Single Premium Paid-Up Additional Insurance
                   $       (Coverage Amount)                              Agreement $        (Premium Amount)
                   Face Amount (Not to exceed 122% of base amount)     [ ] Surrender Value Enhancement Agreement
                [ ] Estate Preservation Choice Agreement               [ ] Term Insurance Agreement
                  $       (Coverage Amount)                              $       (Coverage Amount)
                   Face Amount (Not to exceed 122% of base amount)     [ ] Waiver of Charges Agreement
                [ ] Exchange of Insureds Agreement                     [ ] Waiver of Premium Agreement
                [ ] Extended Conversion Agreement                      [ ] Other
                [ ] Extended Maturity Agreement                        --------------------------------
                [ ] Face Amount Increase Agreement                     [ ] Other
                [ ] First to Die Agreement                             --------------------------------
                  $       (Coverage Amount)
--------------------------------------------------------------------------------------------------------------------------

ICC12-59410 Rev 8-2012

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
-------------------------------------------------------------------------------------------------------------------------------
                         THE FOLLOWING BENEFITS AND AGREEMENTS WILL BE ADDED IF AVAILABLE FOR YOUR POLICY, UNLESS YOU CHOOSE
                         TO OMIT THEM:
                         [ ] Omit Automatic Premium Loan Provision         [ ] Omit Cost of Living Agreement
                         [ ] Omit Inflation Agreement                      [ ] Omit Policy Split Agreement
                         (AL Summit, VAL Summit and VAL Horizon only)
-------------------------------------------------------------------------------------------------------------------------------

D. SPECIAL DATING        [ ] Date to save age
                         [ ] Specific date (month/day/year):            (cannot select 29th, 30th, or 31st of the month)
                         Are there any other Minnesota Life applications associated with this application?      [ ] Yes [ ] No
                         If yes, please provide Proposed Insured(s) full name(s) and whether the policies should have the same issue date.
-------------------------------------------------------------------------------------------------------------------------------

E. LIFE INSURANCE IN     Excluding this policy, does the Proposed Insured have any life insurance, annuity or
FORCE AND                mutual fund in force or pending, including life insurance sold or assigned, or is in
REPLACEMENT              the process of being sold or assigned, to a life settlement, viatical or secondary
                         market provider? If yes, provide details in the chart below.                           [ ] Yes [ ] No

Submit appropriate       Excluding this policy, has there been, or will there be, replacement of any existing
replacement forms        life insurance, annuity or mutual fund, as a result of this application? (Replacement
(not needed if           includes, but is not limited to, a lapse, surrender, 1035 Exchange, loan, withdrawal,
replacing group          or other change to any existing life insurance or annuity.) If yes, provide details
coverage).               in the chart below.                                                                    [ ] Yes [ ] No

                         LIFE INSURANCE IN FORCE
                         ------------------------------------------------------------------------------------------------------
                                                                                 Year                             Will it be
                               Full Company Name             Amount             Issued             Type           Replaced?
                         ------------------------------------------------------------------------------------------------------
                                                                                             [ ] Individual or
                                                                                             [ ] Group          [ ] Yes
                                                                                             -------------------[ ] No
                                                                                             [ ] Personal or
                                                                                             [ ] Business
                         ---------------------------------------------------------------------------------------
                                                                                             [ ] Individual or
                                                                                             [ ] Group          [ ] Yes
                                                                                             -------------------[ ] No
                                                                                             [ ] Personal or
                                                                                             [ ] Business
                         ---------------------------------------------------------------------------------------
                                                                                             [ ] Individual or
                                                                                             [ ] Group          [ ] Yes
                                                                                             -------------------[ ] No
                                                                                             [ ] Personal or
                                                                                             [ ] Business
                         ---------------------------------------------------------------------------------------
F. BENEFICIARY                                          Beneficiary First  Relationship to      SSN/TIN (If
INFORMATION                                               and Last Name    Proposed Insured       known)          Percentage
                         ------------------------------------------------------------------------------------------------------
If the beneficiary is a
trust, give complete
trust name and date
trust established.       Primary
                                                        -----------------------------------------------------------------------
                                                        -----------------------------------------------------------------------
                                                        -----------------------------------------------------------------------
                                                        -----------------------------------------------------------------------
                         ------------------------------------------------------------------------------------------------------
                         Contingent
                                                        -----------------------------------------------------------------------
                                                        -----------------------------------------------------------------------
                                                        -----------------------------------------------------------------------
                                                        -----------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

                                                       ICC12-59410-2 Rev 8-2012

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
   G. OWNER                ONLY COMPLETE THIS SECTION IF THE OWNER IS DIFFERENT THAN THE INSURED.
   INFORMATION             -------------------------------------------------------------------------------------------------------
                           Owner name (last, first, middle)
     Submit the            -------------------------------------------------------------------------------------------------------
     appropriate trust,    [ ] Individual
     corporate, or non-    [ ] Trust (submit Certification of Trustee Authority form)
     corporate form(s).    [ ] Corporate (submit Corporate/Non-Profit Resolution and Employer Notification Regarding the
                           Potential Taxation of Death Benefit forms)
                           [ ] Partnership (submit Partnership/LLC Resolution and Employer Notification Regarding the
                           Potential Taxation of Death Benefit forms)
                           [ ] Other
                           -------------------------------------------------------------------------------------------------------
                           Social Security or tax ID number                                            Date of birth or trust date
                           -------------------------------------------------------------------------------------------------------
                           Street address (no P.O. box)
                           -------------------------------------------------------------------------------------------------------
                           City                                                             State      Zip code
                           -------------------------------------------------------------------------------------------------------
                           Relationship to proposed insured                                 Telephone number
                           -------------------------------------------------------------------------------------------------------
                           E-mail address
                           -------------------------------------------------------------------------------------------------------
   H. PREMIUM AND          PREMIUM NOTICE SHOULD BE SENT TO:
   BILLING                 [ ] Proposed Insured Address in Section A                        [ ] Owner Address in Section G
   INFORMATION             [ ] Owner's Business/Employer Address
                           (Indicate below)                                                 [ ] Other (Indicate below)
                           -------------------------------------------------------------------------------------------------------
                           Name
                           -------------------------------------------------------------------------------------------------------
                           Address                                         City                        State         Zip code
                           -------------------------------------------------------------------------------------------------------
                           PAYMENT METHOD:
                           [ ] Annual                                      [ ] Quarterly
                                                                           [ ] Monthly Electronic Funds Transfer (EFT) Plan Number
                           [ ] Semi-Annual                                 (If new plan, submit EFT Authorization)
                                                                           [ ] Payroll Deduction Plan (PRD) Plan Number
                           [ ] List Bill Plan Number                      (if new plan, submit List Bill Setup form)
                           SOURCE OF FUNDS:
                           [ ] Earnings                                    [ ] Sale of Investments
                           [ ] Existing Insurance                          [ ] Savings
                           [ ] Gift/Inheritance                            [ ] Other
                           [ ] Retirement Funds
                           -------------------------------------------------------------------------------------------------------
                           THIRD PARTY NOTIFICATION (OPTIONAL):
                           If you wish, you may give us the name and address of a person whom you designate to also receive notice of an overdue premium or pending lapse. (Indicate below)
                           -------------------------------------------------------------------------------------------------------
                           Name
                           -------------------------------------------------------------------------------------------------------
                           Address                                         City                        State         Zip code
   -                       -------------------------------------------------------------------------------------------------------

                                                       ICC12-59410-3 Rev 8-2012

-------------------------------------------------------------------------------------------------------------------------------
I. ADDITIONAL       1035 EXCHANGE
PREMIUM             (If yes, submit 1035 Exchange Agreement form)                      [ ] Yes [ ] No
                    -----------------------------------------------------------------------------------------------------------
                    NON-REPEATING PREMIUM (NRP)
                       Regular NRP $

                    BILLABLE NON-REPEATING PREMIUM (BILLABLE NRP)
                    (If base premium is paid through a list bill, the NRP must also be billed through the same list bill.)

                       Total Annual Billable NRP $
                       (Minimum annual $600 NRP required. Minimum annual $2,400 base premium required.)

                       Include Billable NRP at issue, with first premium payment?      [ ] Yes [ ] No

                       Payment Method
                                      [ ] Annual             [ ] Monthly Electronic Funds Transfer (EFT) Plan Number
                                                                (If new plan, submit EFT/APP Authorization)
                                      [ ] Semi-Annual        [ ] Payroll Deduction Plan (PRD) Plan Number
                                      [ ] Quarterly
                    -----------------------------------------------------------------------------------------------------------

                    UNIVERSAL LIFE AND WHOLE LIFE ADDITIONAL PREMIUM (EXCLUDING 1035)
                       $
-------------------------------------------------------------------------------------------------------------------------------

J. MONEY SUBMITTED  Has the Owner paid money with this application to the representative?  [ ] Yes [ ] No
WITH APPLICATION    If yes, amount: $

Make all checks     Was a Life Receipt and Temporary Insurance Agreement given?        [ ] Yes [ ] No
payable to
Minnesota Life.
-------------------------------------------------------------------------------------------------------------------------------

K. SPECIAL          If mail (other than the premium notice) should be sent somewhere other than the Owner's Home
MAILING             Address, please indicate here.
ADDRESS             [ ] Owner's Business Address
                    [ ] Other - Indicate Name and Address
                    -----------------------------------------------------------------------------------------------------------

                    Name (last, first, middle)
                    -----------------------------------------------------------------------------------------------------------

                    Address
                    -----------------------------------------------------------------------------------------------------------

                    City                                                  State        Zip code
-------------------------------------------------------------------------------------------------------------------------------

L. REQUEST FOR      Choose one of the following: (For Policy Exchanges, only the first option is available.)
ILLUSTRATION        [ ] An illustration matching the policy applied for was presented to the Owner/Applicant and a signed copy is included with this application. The Owner/Applicant has received a copy.
Complete for non-   [ ] An illustration was presented or provided to the Owner/Applicant, but is different from the policy applied variable products,  for. An illustration conforming to the policy as issued will be provided to the Owner/Applicant no
excluding term.     later than at the time of policy delivery.
                    [ ] No illustration conforming to the policy as applied for was shown or provided to the Owner/Applicant prior to or at the time of taking this application. An illustration conforming to the policy as issued will be provided to the Owner/Applicant no later than at the time of policy delivery.
-----------------------------------------------------------------------------------------------------------------------------------

M. PROPOSED         1. Is the proposed insured a US citizen?                                                [ ] Yes [ ]No
INSURED               If no, citizen of
UNDERWRITING          Indicate visa type
INFORMATION
                    2. Does the proposed insured plan to travel or reside outside the US in the next two years?  [ ] Yes [ ]No
                      If yes, provide the city(s) and country(s), dates, length of stay, and purpose of travel:
                    3. Has the proposed insured within the last five years, or does the proposed insured plan,  [ ] Yes [ ]No within the next two years, to engage in piloting a plane? If yes, complete the Military and
                    Aviation Statement.
------------------------------------------------------------------------------------------------------------------------------------

                                                       ICC12-59410-4 Rev 8-2012

  4.   Has the proposed insured within the last five years, or does the proposed insured plan, within the    [ ] Yes [ ] No
       next two years, to engage in skin diving (snorkel or scuba), sky diving, mountain/rock climbing, horse racing, rodeo, polo, bull fighting, bungee jumping, BASE jumping, canyoneering, boxing, professional wrestling, extreme skiing, or racing (motor vehicle or boat)? If yes, complete Sports and Avocation Statement.
  5.   Is the proposed insured in the Armed Forces, National Guard, or Reserves? If yes, complete            [ ] Yes [ ] No
       Military and Aviation Statement.
  6.   Has the proposed insured applied for insurance within the last six months?                            [ ] Yes [ ] No
       If yes, provide details below.
       ----------------------------------------------------------------------
       ----------------------------------------------------------------------
  7.   Has the proposed insured applied for life insurance in the past five years that was declined or       [ ] Yes [ ] No
       rated? If yes, provide details below.
       ----------------------------------------------------------------------
       ----------------------------------------------------------------------
  8.   Has the proposed insured, within the past five years, been convicted of a driving while intoxicated   [ ] Yes [ ] No
       violation, had a driver's license restricted or revoked, or been convicted of a moving violation? If yes, provide dates and details below.
       ----------------------------------------------------------------------
       ----------------------------------------------------------------------
  9.   Except for traffic violations, has the proposed insured ever been convicted of a misdemeanor or       [ ] Yes [ ] No
       felony? If yes, provide dates and details below.
       ----------------------------------------------------------------------
       ----------------------------------------------------------------------
  10.  Will the Proposed Owner and/or beneficiary, and/or any entity on the Proposed Owner's behalf,         [ ] Yes [ ] No
       receive any compensation, whether via the form of cash, property, an agreement to pay money in the future, a percentage of the death benefit, or otherwise if this policy is issued?
  11.  Has the Proposed Owner been involved in any discussion about the possible sale or assignment of       [ ] Yes [ ] No
       this policy or a beneficial interest in a trust, LLC, or other entity created on the owner's behalf? If yes, provide details and a copy of the applicable entity's controlling documents.
       ----------------------------------------------------------------------
       ----------------------------------------------------------------------
  12.  Is this policy being funded via a premium financing loan or with funds borrowed,                      [ ] Yes [ ] No
       advanced or paid from another person or entity? If yes, submit the Premium
       Financing Advisor Attestation and Premium Financing Client Disclosure forms.
  13.  Have you had a life expectancy report or evaluation done by an outside entity or                      [ ] Yes [ ] No
       company? If yes, please explain why the expectancy report was obtained.
       ----------------------------------------------------------------------
       ----------------------------------------------------------------------
  14.  Is this policy in accordance with your insurance objectives and your anticipated                      [ ] Yes [ ] No
       financial needs?
  15.  Has the representative discussed whether this policy is suitable for you?                             [ ] Yes [ ] No
  16.  Reason for purchasing policy:
       a. Accumulation                                                                                       [ ] Yes [ ] No
       b. Business Planning/Key Person                                                                       [ ] Yes [ ] No
       c. Charitable Giving                                                                                  [ ] Yes [ ] No
       d. Death Benefit Protection                                                                           [ ] Yes [ ] No
       e. Estate Planning                                                                                    [ ] Yes [ ]No
       f. Retirement/Deferred Compensation                                                                   [ ] Yes [ ] No
       g. Other                                                                                              [ ] Yes [ ] No

                                                       ICC12-59410-5 Rev 8-2012

--------------------------------------------------------------------------------------------------------------------------------
               17. A.          Has the proposed insured ever smoked cigarettes? [ ] Yes [ ] No
                               Current smoker    Past smoker     Packs per day    Date last cigarette smoked (MM, DD, YY)
                               [ ]               [ ]
               B.              Has the proposed insured ever used tobacco, other than cigarettes, in any form? [ ] Yes [ ] No
                               What type         Current user    Past user        How much    Date of last use (MM, DD, YY)
                                                 [ ]             [ ]
--------------------------------------------------------------------------------------------------------------------------------
N. ADDITIONAL
REMARKS
--------------------------------------------------------------------------------------------------------------------------------

O. HOME        HOME OFFICE CORRECTIONS OR ADDITIONS
OFFICE         Acceptance of the policy shall ratify changes entered here by Minnesota Life. Not to be used for
ENDORSEMENTS   change in age, gender, amount, classification, plan or benefits unless agreed to in writing.
--------------------------------------------------------------------------------------------------------------------------------

                                                       ICC12-59410-6 Rev 8-2012